                                                                      Exhibit 24


                            LIMITED POWER OF ATTORNEY

         WHEREAS, AMERICAN RE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission"), under the Exchange Act of 1934 (the "Act"), an annual report on Form 10-K, together with any and all exhibits and other documents related thereto ("Form 10-K");

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company does hereby appoint Robert
K. Burgess, James R. Fisher and George T. O'Shaughnessy, Jr. his true and lawful attorneys-in-fact and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, the Form 10-K including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto.

         Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Form 10-K as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of March, 1997.

                                                     /s/Dr. jur. Claus Helbig
                                                     ------------------------
                                                     Dr. jur. Claus Helbig

                            LIMITED POWER OF ATTORNEY

         WHEREAS, AMERICAN RE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission"), under the Exchange Act of 1934 (the "Act"), an annual report on Form 10-K, together with any and all exhibits and other documents related thereto ("Form 10-K");

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company does hereby appoint Robert
K. Burgess, James R. Fisher and George T. O'Shaughnessy, Jr. his true and lawful attorneys-in-fact and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, the Form 10-K including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto.

         Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Form 10-K as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of March, 1997.

                                                 /s/ Hans Rathnow
                                                 ----------------
                                                 Hans Rathnow

                            LIMITED POWER OF ATTORNEY

         WHEREAS, AMERICAN RE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission"), under the Exchange Act of 1934 (the "Act"), an annual report on Form 10-K, together with any and all exhibits and other documents related thereto ("Form 10-K");

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company does hereby appoint Robert
K. Burgess, James R. Fisher and George T. O'Shaughnessy, Jr. his true and lawful attorneys-in-fact and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, the Form 10-K including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto.

         Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Form 10-K as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of March, 1997.

                                    /s/ Dr. jur. Hans- Jurgen Schinzler
                                    -----------------------------------
                                    Dr. jur. Hans-Jurgen Schinzler

                            LIMITED POWER OF ATTORNEY

         WHEREAS, AMERICAN RE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission"), under the Exchange Act of 1934 (the "Act"), an annual report on Form 10-K, together with any and all exhibits and other documents related thereto ("Form 10-K");

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company does hereby appoint Robert
K. Burgess, James R. Fisher and George T. O'Shaughnessy, Jr. his true and lawful attorneys-in-fact and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, the Form 10-K including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto.

         Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Form 10-K as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of March, 1997.

                                                     /s/ Edward J. Noonan
                                                     --------------------
                                                     Edward J. Noonan

                            LIMITED POWER OF ATTORNEY

         WHEREAS, AMERICAN RE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission"), under the Exchange Act of 1934 (the "Act"), an annual report on Form 10-K, together with any and all exhibits and other documents related thereto ("Form 10-K");

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company does hereby appoint Robert
K. Burgess, James R. Fisher and George T. O'Shaughnessy, Jr. his true and lawful attorneys-in-fact and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, the Form 10-K including the exhibits thereto and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto.

         Said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with such Form 10-K as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of March, 1997.

                                                /s/ Edward B. Jobe
                                                ------------------
                                                Edward B. Jobe